                                  EXHIBIT 10.39

                                SUBORDINATED NOTE

$15,000,000

                              Las Vegas Sands, Inc.

                         3355 Las Vegas Boulevard South

                                     Room 1B

                               Las Vegas, NV 89109

                                                               November 12, 1999

     FOR VALUE  RECEIVED,  Las Vegas  Sands,  Inc.,  a Nevada  corporation  (the
"Maker"), hereby promises to pay to the order of Sheldon G. Adelson (the "Holder"), his successors, assigns, heirs or legal representatives, at the offices of the Holder, c/o Las Vegas Sands, Inc., 3355 Las Vegas Boulevard South, Room 1A, Las Vegas, NV 89109, or at such other place as the holder of this Subordinated Note shall specify, on June 1, 2006 (or on such later date as the parties shall mutually agree), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, the aggregate unpaid principal amount of all loans and advances (each an "Advance") made by Holder to the Maker as set forth on Schedule I hereto and in accordance with Section 4 hereof, plus all accrued and unpaid interest and interest added to the outstanding principal amount of this Subordinated Note pursuant to the terms hereof.

     The Maker promises to pay interest on the outstanding principal amount of this Subordinated Note in accordance with Section 3 hereof.

     Definitions.
     -----------
The terms defined in this Section 1 shall have the following meanings for all purposes in this Subordinated Note:

"Adelson Intercreditor Agreement" means that certain Intercreditor Agreement,
-------------------------------
dated as of November 14, 1997, by and among the Bank Agent, the Mortgage Note Trustee, the Senior Subordinated Note Trustee, the Mall Construction Lender, the Maker, VCR, Mall Construction and Sheldon G. Adelson, as amended from time to time in accordance with its terms.

"Advance"  shall  have the  meaning  set  forth in the first  paragraph  of this
 -------
Subordinated Note. "Advance Date" means any date upon which there is an Advance made by Holder to the Maker pursuant to the terms of Section 4 of this Subordinated Note.

"Bank Agent" means The Bank of Nova Scotia.  "Bank Credit  Facility"  means that
-----------
certain Credit Agreement, dated as of November 14, 1997, among the Maker and VCR, as borrowers, the lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as arranger and syndication agent, and The Bank of Nova Scotia, as administrative agent, as amended from time to time in accordance with its terms, together with any related documents (including, without limitation, the Amendment to Bank Credit Agreement, dated as of May 10, 1999, and the Limited Waiver and Second Amendment to Credit Agreement, dated as of November 12, 1999).

"Capitalized  Interest  Date"  shall have the  meaning  ascribed to such term in
----------------------------
Section 3 of this Subordinated Note.

     "Company" means the Maker and VCR.

      -------
     "Event of Default"  means an Event of Default under the  Subordinated  Note
      ----------------
Indenture.

     "Facilities Agreements" means, collectively,  the Bank Credit Facility, the
      ---------------------
FF&E Facility, the Mortgage Note Indenture and the Subordinated Note Indenture.

     "FF&E Facility" means that certain Term Loan and Security Agreement,  dated
      -------------
as of December 22, 1997, among the Maker and VCR, as borrowers, the lenders named therein, BancBoston Leasing Inc., as Co-Agent, and General Electric Capital Corporation, as Administrative Agent, as amended from time to time in accordance with its terms, together with all related documents (including, without limitation, the Limited Waiver and First Amendment to Term Loan and Security Agreement, dated as of November 12, 1999).

     "Guarantors" means, collectively,  Mall Construction, Lido Intermediate and
      ----------
Mall Intermediate.

     "Holder"  shall have the meaning set forth in the first  paragraph  of this
      -----
Subordinated Note.

     "Intercreditor Agent" means The Bank of Nova Scotia.
      -------------------
     "Intercreditor Agreement" means that certain Intercreditor Agreement, dated
      -----------------------
as of November 14, 1997, among Bank Agent, Mortgage Note Trustee, Mall Construction Lender, Senior Subordinated Note Trustee and the Intercreditor Agent. "Liabilities" means all loans, principal, and obligations, however
         -----------
arising, owed by the Company and their direct and indirect subsidiaries under the Facilities Agreements. "Lido Intermediate" means Lido Intermediate Holding
                              -----------------
Company, LLC, a Delaware limited liability company.

     "Maker"  shall have the  meaning set forth in the first  paragraph  of this
      -----
Subordinated Note.

     "Mall  Construction"  means  Grand Canal  Shops Mall  Construction,  LLC, a
      -----------------
Delaware limited liability company.

     "Mall  Intermediate"  means  Mall  Intermediate  Holding  Company,  LLC,  a
      ------------------
Delaware limited liability company.

     "Mortgage Note  Indenture"  means that certain  Mortgage  Notes  Indenture,
      ------------------------
dated as of November 14, 1997, by and among the Maker and VCR, as issuers, the Guarantors and the Mortgage Note Trustee, as amended from time to time in accordance with its terms.

     "Mortgage  Note Trustee"  means First Trust  National  Association,  in its
      ----------------------
capacity as trustee under the Mortgage Note Indenture, and any successor trustee under such Mortgage Note Indenture.

     "Senior  Debt"  means  (i) all  indebtedness  outstanding  under any of the
      ------------
Facilities Agreements, any guarantees thereof and all hedging obligations with respect thereto and (ii) all Liabilities with respect to the foregoing.

     "Senior  Subordinated Note Trustee" means First Union National Bank, in its
      ---------------------------------
capacity as trustee under the Subordinated Note Indenture, and any successor trustee under such Subordinated Note Indenture.

     "Subordinated Note Indenture" means that certain Senior  Subordinated Notes
      ---------------------------
Indenture, dated as of November 14, 1997, by and among the Maker and VCR, as issuers, the Guarantors and the Senior Subordinated Note Trustee, as amended from time to time in accordance with its terms.

     "VCR"  means  Venetian  Casino  Resort,  LLC,  a Nevada  limited  liability
      ---
company.

     The Note. This Subordinated Note will provide a working capital facility to
     --------
the Maker. The Maker hereby agrees to use the proceeds from any Advances under this Subordinated Note for working capital purposes, including, without limitation, making interest and principal payments on the Facilities Agreements.

     Interest.  Interest on the outstanding  principal  amount,  if any, of each
     --------
Advance shall accrue from and after the Advance Date with respect to such Advance, calculated on the basis of a 360-day year for the actual number of days elapsed, at the rate of twelve percent (12%) per annum until paid in full; provided, that interest on any portion of any Advance not paid at maturity shall instead accrue at the rate of fourteen percent (14%) per annum. On each January 1st and July 1st (each such date shall be referred to herein as a "Capitalized Interest Date") until the maturity of this Subordinated Note (whether at stated maturity, by acceleration or otherwise), the aggregate amount of interest accrued on the outstanding principal balance of each Advance through and including such Capitalized Interest Date shall be added to the outstanding principal amount of such Advance on such Capitalized Interest Date. Upon repayment in full of all principal, interest and other amounts then due and payable under the Bank Credit Facility and the termination of the Bank Credit Facility, the Maker may, at its option and in lieu of accruing such interest, pay all accrued and unpaid interest (other than interest which has previously been capitalized) in cash on the applicable Capitalized Interest Date so long as no default or event of default under any Facilities Agreement exists, or would result from such cash interest payment. Subject to Section 7 hereof, accrued and unpaid interest shall be payable in cash upon maturity of this Subordinated Note (whether at stated maturity, by acceleration or otherwise) and from time to time thereafter upon demand of the Holder until this Subordinated Note is paid in full.

     Advances.  From time to time prior to the final scheduled  maturity of this
     --------
Subordinated Note, upon five days' notice to the Holder from the Maker, the Holder agrees to make Advances to the Maker (provided that the unpaid principal amount of all Advances (excluding any interest added to the principal amount of this Subordinated Note) shall in no event exceed $15,000,000). At the time of the making of each Advance, if any, the Holder shall make a notation on Schedule I of this Subordinated Note, specifying the date and the amount of such Advance; provided, however, that a failure to make a notation with respect to any Advance shall not limit or otherwise affect the obligation of the Maker hereunder and recognition of payment of principal or interest on this Subordinated Note shall not be affected by the failure to make a notation on said Schedule I. If necessary to evidence an extension of the payment date or any other change in the provisions of this Subordinated Note agreed to in writing by the Maker and the Holder, the Maker shall furnish a new note in substitution for this Subordinated Note. The first notation made by the Holder on the advance schedule attached to the replacement Subordinated Note shall be the most recent aggregate outstanding principal balance appearing on the advance schedule attached to the replaced note. Any Advances paid under Section 5 prior to the final scheduled maturity of this Subordinated Note may be reborrowed under this Section 4.

I.  Prepayments.  Upon the payment in full of all principal,  interest and other
    -----------
amounts then due and payable under the Senior Debt, the Maker shall have the right from time to time to prepay this Subordinated Note, in whole or in part, together with accrued interest on the amount prepaid to the date of prepayment without penalty or premium. Prior to such payment, the Maker shall have no right to prepay this Subordinated Note, except as provided in the next succeeding sentence. The preceding sentence and the subordination provisions in Section 7 hereof shall not prohibit the exchange of this Subordinated Note, or the payment of any amounts hereunder in whole or in part, for securities of the Maker to the extent permitted under Section 7.1(xv) of the Bank Credit Facility.

II.  Unconditional Obligations; Fees; Waivers, Etc.
     ----------------------------------------------

A. The obligations to make the payments provided for in this Subordinated Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. B. The Holder's rights to institute any action or enforce any rights under this Subordinated Note shall, in all cases, be subject to the limitations set forth in Section 7 hereof and elsewhere in this Subordinated Note.

     Subject to Section 6.2, if the holder of this Subordinated Note shall institute any action to enforce the collection of principal of and/or interest on this Subordinated Note, there shall be immediately due and payable from the Maker, in addition to the then unpaid principal amount of and interest on this Subordinated Note, all reasonable costs and expenses incurred by the holder of this Subordinated Note in connection therewith, including reasonable attorneys' fees and disbursements.

     No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Subordinated Note shall operate as a waiver, nor as an acquiescence in any default. No single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

     This Subordinated Note may not be modified or discharged orally, but only in writing duly executed by the holder hereof.

A. The Maker hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

II.                                 Subordination.
                                    -------------
A. Subordination Agreement. Notwithstanding any provision to the contrary set forth herein, the Holder and the Maker agree that the payment of principal of and interest on this Subordinated Note, and any other amounts payable with respect thereto, is subordinated to the prior payment in full (whether at maturity, by prepayment, by acceleration or otherwise) of any and all loans, advances, debts, liabilities and obligations, however arising, under any Senior Debt, and agree that, except as expressly permitted under the second and third sentence of Section 3 and the third sentence of Section 5, no payment of, on, or on account of the indebtedness so subordinated shall be made unless and until all payments of principal, interest or amounts otherwise payable with respect to all Senior Debt have been paid in full in cash or cash equivalents. Except as expressly permitted under the second and third sentence of Section 3 and the third sentence of Section 5, the Holder further agrees not to demand, receive or accept any such payment until all Senior Debt has been paid in full in cash or cash equivalents.

     In the event that, notwithstanding the foregoing provisions, any payment shall be received by the Holder on account of principal of or interest on or other amounts payable with respect to this Subordinated Note in contravention of the foregoing provisions, such payment shall be held in trust for the benefit of and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to the holders of the Senior Debt, for application to the payment of the Senior Debt until all such Senior Debt shall have been paid in full.

     Dissolution, Etc. In the event of any dissolution,  winding-up, liquidation
     ----------------
or reorganization of the Maker (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Maker or otherwise):

     the holders of the Senior Debt shall be entitled to receive payments in full in cash or cash equivalents of all such Senior Debt (including interest accruing on such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not a claim for such interest is an allowed claim in such case or proceeding) before the Holder is entitled to receive any payment on account of the principal of or interest on or any other amounts payable in respect of this Subordinated Note;

     any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the subordination provisions set forth herein, shall be paid by the Maker, or any receiver, trustee in bankruptcy, liquidating trustee or agent or other person making such payment or distribution directly to the Intercreditor Agent, as agent for the holders of the Senior Debt, to the extent necessary to make payment in full in cash or cash equivalents of all Senior Debt remaining unpaid; and

     in the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Maker of any kind or character shall be received by the Holder on account of principal of or interest on or other amounts payable in respect of this Subordinated Note before all Senior Debt (including, as applicable, interest accruing on, or original issue discount accreting with respect to, such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not such interest is an allowed claim in such case or proceeding) are paid in full in cash and cash equivalents, or effective provision is made for their payment, such payment or distribution shall be received in trust and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to the holders of the Senior Debt, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full.

     The consolidation of the Maker with, or the merger of the Maker into, another entity in accordance with the provisions of the Facilities Agreements shall not be deemed a dissolution, winding-up, liquidation or reorganization for purpose of these subordination provisions.

     For so long as any of the Facilities Agreements remain outstanding, this Subordinated Note shall not be secured by, directly or indirectly, any liens on or security interests in any property or assets owned directly or indirectly by the Maker or VCR or any subsidiary of the Maker or VCR or by any stock, securities, membership interests, partnership interests or other direct or indirect equity interests in the Maker or VCR or any subsidiary of the Maker or VCR.

     Notwithstanding anything to the contrary set forth herein, the rights of the Holder under this Subordinated Note are hereby made expressly subject to the terms and provisions of Sections 2c, 3, 4, 5 and 7 of the Adelson Intercreditor Agreement as if such sections were set forth herein, mutatis mutandis (provided that the reference in the first sentence of Section 4 of the Adelson Intercreditor Agreement to "all provisions" of the Adelson Intercreditor Agreement shall be deemed to be a reference to Sections 2c, 3, 4, 5 and 7 only of such agreement), and all the indebtedness and other obligations under this Subordinated Note were Adelson Indebtedness. All references to Senior Debt in such sections of the Adelson Intercreditor Agreement shall be deemed to be references to Senior Debt as defined in Section 1.22 herein. Any assignee of, or successor to, any interest of the Holder under this Subordinated Note shall agree to become bound by the terms of such sections of the Adelson Intercreditor Agreement and the other provisions of this Section 7.

     Subrogation.  Subject to the payment in full in cash or cash equivalents of
     -----------
all Senior Debt, the Holder shall be subrogated to the rights of the holders of the Senior Debt (except that the Holder shall not be subrogated to the position of a secured creditor until the payment in full of all Senior Debt), or their respective representatives, to receive payments or distributions of assets of the Maker applicable to the Senior Debt until all amounts owing on this Subordinated Note shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Debt, or their respective representatives, as the case may be, by or on behalf of the Maker or by or on behalf of the Holder, which otherwise would have been made to the Holder shall, as between the Maker and its creditors, be deemed to be payment by the Maker to or on account of the holders of the Senior Debt, or their respective representatives, as the case may be, it being understood that these subordination provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Debt and their respective representatives, on the other hand.

     Obligation  to Pay  Unconditional.  Except as  expressly  provided  herein,
     ---------------------------------
nothing is intended to or shall impair, as between the Maker and the Holder, the obligation of the Maker, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Subordinated Note as and when the same shall become due and payable in accordance with its terms.

A.  Further Assurances.  The Holder hereby agrees to fully cooperate with the
    ------------------
administrative agent under the Bank Credit Facility, the Mortgage Note Trustee, the Senior Subordinated Note Trustee and the administrative agent under the FF&E Facility and to perform all additional acts reasonably requested by any such person to effect the purposes of this Section 7.

II. Events of Default.
    -----------------
A. Subject to the provisions of Sections 6.2 and 8.2 hereof, upon the happening of an Event of Default, and while such Event of Default is continuing, the Holder may, by written notice to the Maker and subject to applicable cures and waivers, declare this Subordinated Note immediately due and payable, whereupon the principal of, the interest on, and any other amount owing under, this Subordinated Note shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker; provided, that the Holder may not accelerate the obligations under this Subordinated Note unless the obligations under the Subordinated Note Indenture have been accelerated. Notwithstanding the foregoing, if an Event of Default specified in Section 6.01(i) or (j) of the Subordinated Note Indenture occurs, the principal of, the interest on, and any other amount owing under, this Subordinated Note shall be due and payable immediately without further action or notice.

     The provisions of Section 8.1 to the contrary notwithstanding, in the event an Event of Default under the Subordinated Note Indenture shall be waived or cured, then the related Event of Default under this Subordinated Note shall be deemed waived or cured, as the case may be, for all purposes of this Subordinated Note. To the extent the maturity of and payments due under this Subordinated Note shall have been accelerated as a result of any Event of Default that is deemed waived or cured, such indebtedness shall cease to be accelerated and all terms of this Subordinated Note shall continue to be in effect as if no acceleration occurred.

     Suits for Enforcement  and Remedies.  Subject to provisions of Sections 6.2
     -----------------------------------
and 8.2 hereof, if any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce the Holder's rights either by suit in equity or by action at law, or both, or proceed to enforce the payment of this Subordinated Note or to enforce any other legal or equitable right of the Holder. No right or remedy herein or in any other agreement or instrument conferred upon the Holder is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     Notices. All notices,  requests,  demands and other communications required
     -------
or delivered under this Subordinated Note shall be in writing (which shall include notice by facsimile transmission) and shall be deemed to have been made and received when personally served, or when delivered by overnight courier service, expenses prepaid, or, if sent by facsimile, deemed delivered on the date sent if received prior to 5:00 p.m. on such date or deemed to be delivered the day following the date sent if delivered after 5:00 p.m. on the date sent, addressed as set forth below:


                  If to Maker:              Las Vegas Sands, Inc.
                                            3355 Las Vegas Boulevard South
                                            Room 1B
                                            Las Vegas, Nevada  89109
                                            Attention:  General Counsel
                                            Facsimile:  (702) 733-5499

                  If to Holder:             Sheldon G. Adelson
                                            c/o Las Vegas Sands, Inc.
                                            3355 Las Vegas Boulevard South
                                            Room 1A
                                            Las Vegas, Nevada  89109
                                            Facsimile:  (702) 733-5499

I. Miscellaneous.
   -------------
A. The holder of this Subordinated Note shall have no recourse against any stockholder of the Maker.

     If any payment hereunder falls due on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day.

     The headings of the various Sections of this Subordinated Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Subordinated Note.

     The holders of Senior Debt shall be express third party beneficiaries of the provisions of this Subordinated Note relating to subordination and the deferral or accrual of interest payments, prepayments and the maturity date of this Subordinated Note. No such provisions may be amended, modified or waived without the consent of a majority in principal amount of each class of Senior Debt. In addition, prior to the payment in full of all principal, interest and other amounts under (a) the Bank Credit Facility and the termination of the Bank Credit Facility and (b) the FF&E Facility and the termination of the FF&E Facility, the terms of this Subordinated Note may not be amended, modified or waived without the prior written consent of the (a) administrative agent and arranger under the Bank Credit Facility and (b) administrative agent under the FF&E Facility. A. This Subordinated Note and the obligations of the Maker and the rights of the holder hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed entirely within such State.

                                                     LAS VEGAS SANDS, INC.


                                                     By:/s/David Friedman

                                                        ------------------------
                                                     Name: David Friedman
                                                     Title: Secretary

     The Holder hereby agrees to all of the terms of this Subordinated Note (including, without limitation, Section 7)

/s/ Sheldon G. Adelson

------------------------------
Sheldon G. Adelson